SUMMARY PROSPECTUS

Rainier Large Cap Equity Fund – RAIEX/RIMEX

Institutional Shares/Original Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.rainierfunds.com/LiteratureAndForms/pages/LitandFormsInd.aspx. You may also obtain this information at no cost by calling 1-800-248-6314. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2013, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Rainier Large Cap Equity Fund (the “Large Cap Equity Fund” or “Fund”) seeks to maximize long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional	Original
Shareholder Fees	None	None
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.20%	0.24%

Total Annual Fund Operating Expenses	0.90%	1.19%
Fee Waiver and/or Expense Reimbursement(2)	-0.07%	-0.07%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.83%	1.12%

(1)The expense information has been restated to reflect a change in the allocation of expenses effective January 1, 2013.

(2)Rainier Investment Management, Inc. (“Rainier”) has contractually agreed to reduce its fees and/or reimburse Fund expenses such that the annual rate of ordinary operating expenses is reduced by 0.05% through July 31, 2014. The obligation may be terminated at any time by the Board of Trustees upon written notice to Rainier and will terminate if the Management Agreement is terminated. In addition, the Fund’s administrator has contractually agreed to waive its fee by 0.02% through July 31, 2014. This obligation may be terminated only if the Fund’s administration agreement is terminated.

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$85	$280	$492	$1,101
Original	$114	$371	$648	$1,437

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 84.93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its goal, the Fund invests at least 80% of its assets in the common stock of large-capitalization companies traded in the U.S. Rainier considers large-capitalization companies to be those currently with minimum market capitalizations of $3 billion at the time of purchase. The Fund may invest in common stock of companies of all sizes, including small-capitalization companies. Investments in companies with market capitalizations below $3 billion will normally comprise less than 20% of the Fund. The Fund will normally be invested in approximately 50 to 150 securities. Although the Fund does not expect to maintain significant positions in such securities on a normal basis, it may invest up to 25% of its assets in foreign securities. Foreign securities include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange. Currently, Rainier intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts (“ADRs”). The Fund may invest in initial public offerings (“IPOs”) and may invest in exchange-traded funds (“ETFs”).

Rainier refers to its stock selection philosophy as Growth at a Reasonable Price (“GARP”). Stock selection focuses on companies that are likely to demonstrate superior earnings

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growth relative to their peers, and whose equities are selling at attractive relative valuations. The Fund is diversified over a broad cross-section of economic sectors and industries. To help control risk, Rainier compares the Fund’s economic sector weightings to a broad index, such as the Standard & Poor’s (S&P) 500 Index®, and normally avoids extreme overweighting or underweighting relative to that index. Rainier considers the sale of a specific common stock when fundamentals deteriorate, when the stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks.

PRINCIPAL INVESTMENT RISKS

Because the Fund invests in securities that normally experience daily price changes, there is the risk that an investor could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:

•

Market Risk – The securities markets could decline or companies represented in the Fund may weaken or otherwise not meet market expectations. The securities markets may be subject to significant volatility which may increase the risks associated with an investment in the Fund.

•

Management Risk – Like all managed funds, there is a risk that Rainier’s strategy for managing the Fund may not achieve the desired results or may be less effective than other strategies in a particular market environment.

•	Equities Risk – Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•

Growth Stock Risk – Growth stocks may fall out of favor with investors. Because growth stocks can have relatively high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

•

Market Capitalization Risk – Investments in securities of small- and mid-cap companies involve greater risk of loss than investing in larger, more established companies. Small- and mid-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently and at a lower volume than more widely held securities. The prices of small- and mid-cap companies’ stock tend to fluctuate in value more than other stocks. Large-cap stocks may have extended cycles where they perform worse than other segments of the stock market or the stock market in general.

•

Foreign Securities Risk – Foreign securities (including securities of issuers in emerging markets) involve additional risks, including political and economic instability, nationalization, expropriation or confiscatory taxation, differences in financial reporting standards, less publicly available information, currency rate fluctuations, less or more strict regulation of securities markets and less liquidity and more volatility than domestic markets.

•

IPO Risk – IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

•

ETF Risk – ETFs have the risks of the investments they make and that they will not achieve their investment objectives. In addition, ETFs may be less liquid and thus their share values more volatile than the values of the investments they hold. Fund assets invested in ETFs and other mutual funds incur a layering of expenses, including operating costs and advisory fees that you indirectly bear as a shareholder in the Fund.

•

Portfolio Turnover Risk – High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for shareholders.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below compares the Fund’s average annual total returns for the 1-year, 5-year and 10-year periods with a domestic broad-based market index and with a secondary domestic growth style market index. The Fund’s performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on Rainier’s website at www.rainierfunds.com.

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RAINIER LARGE CAP EQUITY FUND – INSTITUTIONAL SHARES

CALENDAR-YEAR TOTAL RETURNS (%)

The year-to-date total return as of June 30, 2013 for the Fund was 10.48%.

Best Quarter:	+14.94%	(second quarter, 2003)
Worst Quarter:	-23.64%	(fourth quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS as of Dec. 31, 2012

	1 Year	5 Years	10 Years
Rainier Large Cap Equity Fund
Return before taxes – Institutional Shares	13.72%	-1.48%	6.77%
Return after taxes on distributions – Institutional Shares	13.34%	-1.62%	6.39%
Return after taxes on distributions and sale of fund shares – Institutional Shares	9.43%	-1.28%	5.91%
Return before taxes – Original Shares	13.44%	-1.73%	6.50%
S&P 500 Index® (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the “Return Before Taxes” or the “Return After Taxes on Distributions” if there is a capital loss upon the redemption of Fund shares, which provides a tax deduction that benefits the investor.

INVESTMENT ADVISER

Rainier Investment Management, Inc.

PORTFOLIO MANAGERS

The Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Mark H. Dawson, CFA	Chief Investment Officer	1996
Michael Emery, CFA	Senior Portfolio Manager	2008
James R. Margard, CFA	Senior Portfolio Manager	Inception (1994)

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for regular session trading by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 for overnight service), by telephone at 1-800-248-6314 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment amounts and subsequent minimum investment amounts for the Fund are shown below:

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Original Shares	$2,500	$250
Institutional Shares	$100,000	$1,000

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred accounts may be taxed later upon withdrawal from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and shareholder services. These payments may create a conflict of interest by influencing the intermediary or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your intermediary’s website for more information.

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RAINIER FUNDS    July 31, 2013

Summary Prospectus

	Original	Institutional
Rainier Large Cap Equity Fund	RIMEX	RAIEX

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove of these shares or determine whether the information in this Prospectus is truthful or complete. It is a criminal offense for anyone to state otherwise.

RA-RIMEX/RAIEX